UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East,	Houston,	Texas	77032
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 871-2699
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Halliburton Company (“Halliburton”) held its Annual Meeting of Shareholders. Shareholders were asked to consider and act upon:

(1)The election of Directors;
(2)Ratification of the appointment of KPMG LLP as independent public accountants to examine the financial statements and books and records of Halliburton for the year 2024;
(3)An advisory approval of executive compensation; and
(4)An approval to amend and restate the Halliburton Company Stock and Incentive Plan.

The voting results for each matter are set out below.

1.	Election of Directors: All Director nominees were elected at the Annual Meeting.
Name of Nominee	For	Against	Abstain	Broker Non-Votes
A.F. Al Khayyal	705,327,334	4,773,459	581,821	77,367,570
W.E. Albrecht	705,384,945	4,767,525	530,144	77,367,570
M.K. Banks	682,785,011	27,384,048	513,555	77,367,570
A.M. Bennett	628,894,172	80,772,987	1,015,455	77,367,570
E.M. Cummings	706,981,018	3,164,349	537,247	77,367,570
M.S. Gerber	690,106,140	20,024,025	552,449	77,367,570
R.A. Malone	667,977,218	41,681,826	1,023,570	77,367,570
J.A. Miller	671,552,330	38,509,005	621,279	77,367,570
B.V. Patel	708,310,032	1,853,975	518,607	77,367,570
M.S. Smith	703,995,082	6,004,376	683,156	77,367,570
J.L. Weiss	689,130,729	20,899,306	652,579	77,367,570
T.M. Edwards Young	626,497,900	83,498,725	685,989	77,367,570

2.	Ratification of the selection of auditors: The proposal to ratify the appointment of KPMG LLP as the independent auditors of Halliburton for 2024 was approved.
	For	737,725,156
	Against	49,628,069
	Abstain	696,959
	Broker Non-Votes	N/A

3.	Advisory approval of executive compensation: The advisory resolution to approve Halliburton’s executive compensation as described in the proxy statement was approved.
	For	687,676,200
	Against	22,088,293
	Abstain	918,121
	Broker Non-Votes	77,367,570

4.	Proposal to amend and restate the Halliburton Company Stock and Incentive Plan. The proposal to amend and restate the Halliburton Company Stock and Incentive Plan was approved.
	For	679,883,962
	Against	29,937,596
	Abstain	861,056
	Broker Non-Votes	77,367,570

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 15, 2024	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary